EXHIBIT 99

MagStar Technologies, Inc. (MGST)

Hopkins, MN

October 31, 2003

NEWS RELEASE

MagStar Technologies, Inc. (“MagStar”) announces a new contract with Community Power Corporation (“CPC”) of Littleton, CO to develop and manufacture a new gaseous centrifuge. MagStar will perform the detailed prototype design and manufacturing of centrifugal filters that are suitable for cleaning hot gases from a small modular biopower system developed by CPC.  CPC develops and provides advanced, environmentally friendly, small modular biopower systems for the global distributed power generation market.  More information on the companies may be found at their websites www.magstar.com and www.gocpc.com.

MagStar also reports that on October 27, 2003 the Company executed an amendment to its credit agreement with U.S. Bank which extended the credit agreement to December 31, 2003.  The interest rate during the period of the extension will be the bank’s reference rate plus 2%.

MagStar is a publicly owned company that trades under the symbol “MGST” on the Over The Counter Bulletin Board market. MagStar divides sales into the following core competencies: Medical, Magnets, Industrial, Contract Manufacturing, and Conveyors/Factory Automation.  For over 10 years, ISO-certified MagStar Technologies, Inc. has been a trusted medical device supplier, using its expertise in centrifuge and medical device design and manufacturing, by partnering its engineers and salespeople with well-known, national OEM’s.  MagStar’s expertise in oil centrifuges includes manufacturing for internationally prominent engine OEMs with 12 years of history designing, engineering, and manufacturing oil centrifuges to meet market and emissions requirements. MagStar’s expertise in factory automation and conveyors includes serving national and international based high-tech OEMs. MagStar has a patented product line that evolves with industry requirements, including the recent introduction of a patented clean room conveyor.  MagStar has over 10 years of history designing, engineering, and manufacturing magnet assemblies to meet the exacting requirements of our customers.

The information in this discussion may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements involve risks and uncertainties, including statements regarding the Company’s capital needs, business strategy and expectations.  Any statements that are not of historical fact may be deemed to be forward-looking statements.  These forward-looking statements involve substantial risks and uncertainties.  In some cases you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue”, the negative of the terms or other comparable terminology.  Forward-looking statements in this Report also include references to anticipated sales volume and product margins, efforts aimed at establishing new or improving existing relationships with customers, other business development activities, anticipated financial performance, business prospects and similar matters.  Actual events or results may differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  In evaluating these statements, you should consider various factors, including the risks included from time to time in other reports or registration statements filed with the United States Securities and Exchange Commission.  These factors may cause the Company’s actual results to differ materially from any forward-looking statements.  The Company disclaims any obligation to publicly update these statements, or disclose any difference between actual results and those reflected in these statements. Such information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which provides a safe harbor for forward looking statements. For more information, please contact Jon L. Reissner, Director of Finance, at 952-935-6921.